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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 1999

                        MEDICAL TECHNOLOGY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-16594                   59-2740462
          --------                      -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


              12920 Automobile Boulevard, Clearwater, Florida 37622
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (727) 576-6311


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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     This  document  and  the  accompanying   exhibit  contain  statements  that
constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. The words "believe", "estimate", "expect", "intend", "anticipate" and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.


Item 5.   Other Events

     Medical Technology Systems, Inc. (the "Company") has outstanding 1,320,000 warrants (the "Warrants"), each of which is exercisable to purchase one share of the Company's common stock for $7.00. The Warrants are callable by the Company, upon 30 days written notice, for $0.05 per Warrant. Originally, the Warrants were scheduled to expire on July 17, 1999. On July 16, 1999, the Company extended the expiration date from July 17, 1999 to July 17, 2000. On June 15, 1998, the Company extended the expiration date of the Warrants from July 17, 1998 to July 17, 1999. All other conditions of the Warrants remain the same.


Item 7.   Financial Statements and Exhibits

          (A)Exhibits.

               4.1  Form of Second Amendment to Warrant Agreement.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 16, 1999


                                 MEDICAL TECHNOLOGY SYSTEMS, INC.
                                 (Registrant)

                                  By:      /s/ Michael P. Conroy
                                   -------------------------------------------
                                   Michael P. Conroy
                                   Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


                        MEDICAL TECHNOLOGY SYSTEMS, INC.

                           Current Report on Form 8-K

                              Dated: July 16, 1999



      EXHIBIT NO.                                   DESCRIPTION
------------------------           ---------------------------------------------
         4.1                       Form of Fourth Amendment to Warrant Agreement